Exhibit 99.4
Supplemental unaudited condensed consolidating quarterly financial information
On July 5, 2006, Nortel Networks Limited (“NNL”) completed an offering of $2,000 aggregate principal amount of senior notes (the “Notes”) to qualified institutional buyers pursuant to Rule 144A and to persons outside the United States pursuant to Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Notes consist of $450 of senior fixed rate notes due 2016, $550 of senior fixed rate notes due 2013 and $1,000 of floating rate senior notes due 2011. The Notes are fully and unconditionally guaranteed by Nortel Networks Corporation and its subsidiaries (“Nortel”) and initially guaranteed by Nortel Networks Inc. (“NNI” or the “Guarantor Subsidiary”). See note 11 to our audited consolidated financial statements as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 filed with the Form 8-K of which this Exhibit 99.4 forms a part (the “2006 Financial Statements”) for more information.
On March 28, 2007, Nortel completed an offering of $1,150 aggregate principal amount of unsecured convertible senior notes (the “Convertible Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act and in Canada to qualified institutional buyers that are also accredited investors pursuant to applicable Canadian private placement exemptions. The Convertible Notes consist of $575 principal amount of Senior Convertible Notes due 2012 and $575 of Senior Convertible Notes due 2014. The Convertible Notes are fully and unconditionally guaranteed by NNL and initially guaranteed by NNI.
The guarantee by NNI of the Notes or the Convertible Notes will be released if the Notes or the Convertible Notes, respectively, have a rating of Baa3 or higher by Moody’s and a rating of BBB- or higher from Standard & Poor’s, in each case, with no negative outlook.
The following supplemental condensed consolidating financial data has been prepared in accordance with Rule 3-10 of Regulation S-X and illustrates, in separate columns, the composition of Nortel, NNL, the Guarantor Subsidiary, the subsidiaries of Nortel that are not issuers or guarantors of the Notes and the Convertible Notes (the “Non-Guarantor Subsidiaries”), eliminations and the consolidated total as of June 30, 2007 and 2006 and March 31, 2007 and 2006, for the three and six month periods ended June 30, 2007 and 2006 and for the three month period ended March 31, 2007 and 2006. This data should be read in conjunction with the unaudited condensed consolidated financial statements of Nortel for the three months ended March 31, 2007 and 2006 and the three and six months ended June 30, 2007 and 2006, previously filed by Nortel with the Securities and Exchange Commission under cover of Forms 10-Q on May 4, 2007 and August 3, 2007, respectively.
Investments in subsidiaries are accounted for using the equity method for purposes of the supplemental consolidating financial data. Net earnings (loss) of subsidiaries are therefore reflected in the investments account and net earnings (loss). The principal elimination entries eliminate investments in subsidiaries and intercompany balances and transactions. The financial data may not necessarily be indicative of the results of operations or financial position had the subsidiaries been operating as independent entities.

Supplemental Condensed Consolidating Statements of Operations for the six months ended June 30, 2007 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$—	$1,454	$2,373	$2,174	$(956)	$5,045
Cost of revenues	—	921	1,612	1,414	(956)	2,991

Gross profit	—	533	761	760	—	2,054

Selling, general and administrative expense	—	300	402	497	—	1,199
Research and development expense	—	415	321	96	—	832
Amortization of intangibles	—	—	4	21	—	25
Special charges	—	12	60	44	—	116
Loss (gain) on sale of businesses and assets	—	2	1	(14)	—	(11)
Shareholder litigation settlement recovery	(54)	—	—	—	—	(54)
Regulatory investigation expense	35	—	—	—	—	35

Operating earnings (loss)	19	(196)	(27)	116	—	(88)

Other income (expense) — net	1	162	(103)	155	(17)	198
Interest expense
Long-term debt	(49)	(110)	(5)	(12)	—	(176)
Other	(17)	10	(40)	29	—	(18)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(46)	(134)	(175)	288	(17)	(84)
Income tax benefit (expense)	—	9	(1)	(32)	—	(24)

	(46)	(125)	(176)	256	(17)	(108)
Minority interests — net of tax	(20)	—	—	(13)	—	(33)
Equity in net earnings (loss) of associated companies — net of tax	(74)	62	50	2	(39)	1

Net earnings (loss) before cumulative effect of accounting change	(140)	(63)	(126)	245	(56)	(140)
Cumulative effect of accounting change — net of tax	—	—	—	—	—	—

Net earnings (loss)	(140)	(63)	(126)	245	(56)	(140)
Dividends on preferred shares	—	20	—		(20)	—

Net earnings (loss) applicable to common shares	$(140)	$(83)	$(126)	$245	$(36)	$(140)

Supplemental Condensed Consolidating Statements of Operations for the six months ended June 30, 2006 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$—	$1,306	$2,394	$2,719	$(1,249)	$5,170
Cost of revenues	—	922	1,525	1,978	(1,248)	3,177

Gross profit	—	384	869	741	(1)	1,993

Selling, general and administrative expense	5	235	457	527	—	1,224
Research and development expense	—	422	341	214	—	977
Amortization of intangibles	—	—	1	10	—	11
In-process research and development expense	—	—	16	—	—	16
Special charges	—	12	31	11	—	54
Loss (gain) on sale of businesses and assets	—	(6)	(14)	(7)	—	(27)
Shareholder litigation settlement recovery	(491)	—	—	—	—	(491)

Operating earnings (loss)	486	(279)	37	(14)	(1)	229

Other income (expense) — net	2	71	23	14	10	120
Interest expense
Long-term debt	(43)	(17)	(30)	(13)	—	(103)
Other	(10)	(37)	(25)	34	3	(35)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	435	(262)	5	21	12	211
Income tax benefit (expense)	—	6	(2)	(58)	—	(54)

	435	(256)	3	(37)	12	157
Minority interests — net of tax	—	—	—	29	(19)	10
Equity in net earnings (loss) of associated companies — net of tax	(264)	26	(18)	(2)	253	(5)

Net earnings (loss) before cumulative effect of accounting change	171	(230)	(15)	(10)	246	162
Cumulative effect of accounting change — net of tax	—	1	5	3	—	9

Net earnings (loss)	171	(229)	(10)	(7)	246	171
Dividends on preferred shares	—	17	—	—	(17)	—

Net earnings (loss) applicable to common shares	$171	$(246)	$(10)	$(7)	$263	$171

Supplemental Condensed Consolidating Statements of Operations for the three months ended June 30, 2007 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$—	$914	$1,113	$1,049	$(514)	$2,562
Cost of revenues	—	483	921	620	(514)	1,510

Gross profit	—	431	192	429	—	1,052

Selling, general and administrative expense	—	136	215	244	—	595
Research and development expense	—	243	156	24	—	423
Amortization of intangibles	—	—	2	11	—	13
Special charges	—	2	12	22	—	36
Loss (gain) on sale of businesses and assets	—	1	1	(12)	—	(10)
Regulatory investigation expense	35	—	—	—	—	35

Operating earnings (loss)	(35)	49	(194)	140	—	(40)

Other income (expense) — net	(5)	122	(120)	125	—	122
Interest expense
Long-term debt	(27)	(55)	(2)	(7)	—	(91)
Other	4	(5)	(20)	14	—	(7)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(63)	111	(336)	272	—	(16)
Income tax benefit (expense)	—	7	—	(18)	—	(11)

	(63)	118	(336)	254	—	(27)
Minority interests — net of tax	(20)	—	—	(1)	10	(11)
Equity in net earnings (loss) of associated companies — net of tax	46	(78)	79	2	(48)	1

Net earnings (loss) before cumulative effect of accounting change	(37)	40	(257)	255	(38)	(37)
Cumulative effect of accounting change — net of tax	—	—	—	—	—	—

Net earnings (loss)	(37)	40	(257)	255	(38)	(37)
Dividends on preferred shares	—	10	—		(10)	—

Net earnings (loss) applicable to common shares	$(37)	$30	$(257)	$255	$(28)	$(37)

Supplemental Condensed Consolidating Statements of Operations for the three months ended June 30, 2006 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$—	$654	$1,205	$1,516	$(595)	$2,780
Cost of revenues	—	484	776	1,046	(594)	1,712

Gross profit	—	170	429	470	(1)	1,068

Selling, general and administrative expense	5	74	234	301	—	614
Research and development expense	—	236	170	92	—	498
Amortization of intangibles	—	—	1	5	—	6
In-process research and development expense	—	—	16	—	—	16
Special charges	—	11	31	7	—	49
Loss (gain) on sale of businesses and assets	—	11	(1)	2	—	12
Shareholder litigation settlement recovery	(510)	—	—	—	—	(510)

Operating earnings (loss)	505	(162)	(22)	63	(1)	383

Other income (expense) — net	3	55	13	(14)	7	64
Interest expense
Long-term debt	(21)	(4)	(27)	(6)	—	(58)
Other	(10)	(25)	(3)	17	2	(19)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	477	(136)	(39)	60	8	370
Income tax benefit (expense)	—	4	(2)	(31)	—	(29)

	477	(132)	(41)	29	8	341
Minority interests — net of tax	—	—	—	14	(10)	4
Equity in net earnings (loss) of associated companies — net of tax	(135)	16	(6)	(1)	123	(3)

Net earnings (loss) before cumulative effect of accounting change	342	(116)	(47)	42	121	342
Cumulative effect of accounting change — net of tax	—	—	—	—	—	—

Net earnings (loss)	342	(116)	(47)	42	121	342
Dividends on preferred shares	—	9	—	—	(9)	—

Net earnings (loss) applicable to common shares	$342	$(125)	$(47)	$42	$130	$342

Supplemental Condensed Consolidating Statements of Operations for the three months ended March 31, 2007 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$—	$540	$1,260	$1,125	$(442)	$2,483
Cost of revenues	—	438	691	794	(442)	1,481

Gross profit	—	102	569	331	—	1,002

Selling, general and administrative expense	—	164	187	253	—	604
Research and development expense	—	172	165	72	—	409
Amortization of intangibles	—	—	2	10	—	12
Special charges	—	10	48	22	—	80
Loss (gain) on sale of businesses and assets	—	1	—	(2)	—	(1)
Shareholder litigation settlement recovery	(54)	—	—	—	—	(54)

Operating earnings (loss)	54	(245)	167	(24)	—	(48)

Other income (expense) — net	6	40	17	30	(17)	76
Interest expense
Long-term debt	(22)	(55)	(3)	(5)	—	(85)
Other	(21)	15	(20)	15	—	(11)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	17	(245)	161	16	(17)	(68)
Income tax benefit (expense)	—	2	(1)	(14)	—	(13)

	17	(243)	160	2	(17)	(81)
Minority interests — net of tax	—	—	—	(12)	(10)	(22)
Equity in net earnings (loss) of associated companies — net of tax	(120)	140	(29)	—	9	—

Net earnings (loss) before cumulative effect of accounting change	(103)	(103)	131	(10)	(18)	(103)
Cumulative effect of accounting change — net of tax	—	—	—	—	—	—

Net earnings (loss)	(103)	(103)	131	(10)	(18)	(103)
Dividends on preferred shares	—	10	—	—	(10)	—

Net earnings (loss) applicable to common shares	$(103)	$(113)	$131	$(10)	$(8)	$(103)

Supplemental Condensed Consolidating Statements of Operations for the three months ended March 31, 2006 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Revenues	$—	$652	$1,189	$1,203	$(654)	$2,390
Cost of revenues	—	438	749	932	(654)	1,465

Gross profit	—	214	440	271	—	925

Selling, general and administrative expense	—	161	223	226	—	610
Research and development expense	—	186	171	122	—	479
Amortization of intangibles	—	—	—	5	—	5
Special charges	—	1	—	4	—	5
Loss (gain) on sale of businesses and assets	—	(17)	(13)	(9)	—	(39)
Shareholder litigation settlement expense	19	—	—	—	—	19

Operating earnings (loss)	(19)	(117)	59	(77)	—	(154)

Other income (expense) — net	(1)	16	10	28	3	56
Interest expense
Long-term debt	(22)	(13)	(3)	(7)	—	(45)
Other	—	(12)	(22)	17	1	(16)

Earnings (loss) from operations before income taxes, minority interests and equity in net earnings (loss) of associated companies	(42)	(126)	44	(39)	4	(159)
Income tax benefit (expense)	—	2	—	(27)	—	(25)

	(42)	(124)	44	(66)	4	(184)
Minority interests — net of tax	—	—	—	15	(9)	6
Equity in net earnings (loss) of associated companies — net of tax	(129)	10	(12)	(1)	130	(2)

Net earnings (loss) before cumulative effect of accounting change	(171)	(114)	32	(52)	125	(180)
Cumulative effect of accounting change — net of tax	—	1	5	3	—	9

Net earnings (loss)	(171)	(113)	37	(49)	125	(171)
Dividends on preferred shares	—	8	—	—	(8)	—

Net earnings (loss) applicable to common shares	$(171)	$(121)	$37	$(49)	$133	$(171)

Supplemental Condensed Consolidating Balance Sheets as of June 30, 2007 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries(a)	Eliminations	Total

ASSETS
Current assets
Cash and cash equivalents	$3	$1,295	$1,215	$1,960	$—	$4,473
Restricted cash and cash equivalents	10	17	17	3	—	47
Accounts receivable — net	255	1,472	1,668	4,999	(6,001)	2,393
Inventories — net	—	132	559	1,443	(15)	2,119
Deferred income taxes — net	—	50	318	64	—	432
Other current assets	—	122	123	289	—	534

Total current assets	268	3,088	3,900	8,758	(6,016)	9,998

Investments	5,555	6,805	4,956	5,040	(22,160)	196
Plant and equipment — net	—	494	425	592	—	1,511
Goodwill	—	—	1,877	658	—	2,535
Intangible assets — net	—	10	41	183	—	234
Deferred income taxes — net	—	2,039	1,245	632	—	3,916
Other assets	30	105	146	441	(163)	559

Total assets	$5,853	$12,541	$12,590	$16,304	$(28,339)	$18,949

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade and other accounts payable	$29	$2,357	$2,386	$2,254	$(6,001)	$1,025
Payroll and benefit-related liabilities	—	113	205	229	—	547
Contractual liabilities	—	12	60	167	—	239
Restructuring liabilities	—	8	63	34	—	105
Other accrued liabilities	68	484	1,226	2,018	—	3,796
Long-term debt due within one year	—	1	12	9	—	22

Total current liabilities	97	2,975	3,952	4,711	(6,001)	5,734

Long-term debt	2,950	2,208	99	323	—	5,580
Deferred income taxes — net	—	—	—	53	—	53
Other liabilities	—	1,358	1,169	1,624	(163)	3,988

Total liabilities	3,047	6,541	5,220	6,711	(6,164)	15,355

Minority interests in subsidiary companies	—	—	—	252	536	788

Shareholders’ equity	2,806	6,000	7,370	9,341	(22,711)	2,806

Total liabilities and shareholders’ equity	$5,853	$12,541	$12,590	$16,304	$(28,339)	$18,949

(a)	Includes $150 of debt held by a Non-Guarantor Subsidiary and fully and unconditionally guaranteed by NNL.

Supplemental Condensed Consolidating Balance Sheets as of March 31, 2007 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries(a)	Eliminations	Total

ASSETS
Current assets
Cash and cash equivalents	$4	$1,347	$1,322	$1,882	$—	$4,555
Restricted cash and cash equivalents	10	12	20	2	—	44
Accounts receivable — net	256	—	2,132	10,971	(11,000)	2,359
Inventories — net	—	122	550	1,388	(12)	2,048
Deferred income taxes — net	—	45	278	44	—	367
Other current assets	—	108	123	259	—	490

Total current assets	270	1,634	4,425	14,546	(11,012)	9,863

Investments	5,391	6,807	5,014	5,134	(22,145)	201
Plant and equipment — net	—	498	436	581	—	1,515
Goodwill	—	—	1,877	653	—	2,530
Intangible assets — net	—	—	43	186	—	229
Deferred income taxes — net	—	1,856	1,285	644	—	3,785
Other assets	32	230	299	781	(743)	599

Total assets	$5,693	$11,025	$13,379	$22,525	$(33,900)	$18,722

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Trade and other accounts payable	$29	$1,031	$2,873	$8,118	$(11,000)	$1,051
Payroll and benefit-related liabilities	—	94	197	233	—	524
Contractual liabilities	—	13	54	160	—	227
Restructuring liabilities	—	14	80	41	—	135
Other accrued liabilities	10	448	1,413	1,924	—	3,795
Long-term debt due within one year	—	1	9	11	—	21

Total current liabilities	39	1,601	4,626	10,487	(11,000)	5,753

Long-term debt	2,950	2,219	100	322	—	5,591
Deferred income taxes — net	—	—	—	48	—	48
Other liabilities	—	1,370	1,052	2,157	(743)	3,836

Total liabilities	2,989	5,190	5,778	13,014	(11,743)	15,228

Minority interests in subsidiary companies	—	—	—	254	536	790

Shareholders’ equity	2,704	5,835	7,601	9,257	(22,693)	2,704

Total liabilities and shareholders’ equity	$5,693	$11,025	$13,379	$22,525	$(33,900)	$18,722

(a)	Includes $150 of debt held by a Non-Guarantor Subsidiary and fully and unconditionally guaranteed by NNL.

Supplemental Condensed Consolidating Statements of Cash Flows for the six months ended June 30, 2007 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$(140)	$(63)	$(126)	$245	$(56)	$(140)
Adjustment to reconcile to net earnings (loss)	(1,579)	739	218	25	56	(541)

Net cash from (used in) operating activities	(1,719)	676	92	270	—	(681)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	—	(33)	(29)	(47)	—	(109)
Proceeds on disposals of plant and equipment	—	58	3	23	—	84
Change in restricted cash and cash equivalents	585	—	2	5	—	592
Acquisitions of investments and businesses — net of cash acquired	—	(2)	(2)	(22)	—	(26)
Proceeds on sale of investments and businesses and assets	—	(52)	7	27	—	(18)

Net cash from (used in) investing activities	585	(29)	(19)	(14)	—	523

Cash flows from (used in) financing activities
Dividends paid on preferred shares	—	(25)	—	—	25	—
Dividends paid by subsidiaries to minority interests	—	—	—	—	(25)	(25)
Increase in notes payable	—	—	—	24	—	24
Decrease in notes payable	—	—	—	(27)	—	(27)
Proceeds from issuance of long-term debt	1,150	—	—	—	—	1,150
Repayments of long-term debt	—	—	—	—	—	—
Debt issuance cost	(23)	—	—	—	—	(23)
Decrease in capital leases payable	—	(1)	(3)	(7)	—	(11)
Issuance of common shares	9	—	—	—	—	9

Net cash from (used in) financing activities	1,136	(26)	(3)	(10)	—	1,097

Effect of foreign exchange rate changes on cash and cash equivalents	—	48	—	(6)	—	42

Net increase (decrease) in cash and cash equivalents	2	669	70	240	—	981
Cash and cash equivalents at beginning of period	1	626	1,145	1,720	—	3,492

Cash and cash equivalents at end of period	$3	$1,295	$1,215	$1,960	$—	$4,473

Supplemental Condensed Consolidating Statements of Cash Flows for the six months ended June 30, 2006 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$171	$(229)	$(10)	$(7)	$246	$171
Adjustment to reconcile to net earnings (loss)	341	1,258	(1,928)	122	(246)	(453)

Net cash from (used in) operating activities	512	1,029	(1,938)	115	—	(282)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	—	(43)	(64)	(70)	—	(177)
Proceeds on disposals of plant and equipment	—	87	1	1	—	89
Change in restricted cash and cash equivalents	(583)	16	(2)	2	—	(567)
Acquisitions of investments and businesses — net of cash acquired	—	—	(101)	(24)	—	(125)
Proceeds on sale of investments and businesses and assets	—	88	6	17	—	111

Net cash from (used in) investing activities	(583)	148	(160)	(74)	—	(669)

Cash flows from (used in) financing activities
Dividends paid on preferred shares	—	(31)	—	—	31	—
Dividends paid by subsidiaries to minority interests	—	—	—	—	(31)	(31)
Increase in notes payable	—	—	—	27	—	27
Decrease in notes payable	—	—	—	(12)	—	(12)
Increase in loan payable	—	—	1,300	—	—	1,300
Repayments of long-term debt	—	(1,275)	—	(150)	—	(1,425)
Debt issuance cost	—	—	—	—	—	—
Decrease in capital leases payable	—	(3)	(4)	(2)	—	(9)
Issuance of common shares	1	—	—	—	—	1

Net cash from (used in) financing activities	1	(1,309)	1,296	(137)	—	(149)

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—	53	—	53

Net increase (decrease) in cash and cash equivalents	(70)	(132)	(802)	(43)	—	(1,047)
Cash and cash equivalents at beginning of period	71	245	1,201	1,434	—	2,951

Cash and cash equivalents at end of period	$1	$113	$399	$1,391	$—	$1,904

Supplemental Condensed Consolidating Statements of Cash Flows for the three months ended March 31, 2007 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$(103)	$(103)	$131	$(10)	$(18)	$(103)
Adjustment to reconcile to net earnings (loss)	(1,614)	899	63	176	18	(458)

Net cash from (used in) operating activities	(1,717)	796	194	166	—	(561)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	—	(17)	(17)	(22)	—	(56)
Proceeds on disposals of plant and equipment	—	—	1	13	—	14
Change in restricted cash and cash equivalents	585	6	(1)	5	—	595
Acquisitions of investments and businesses — net of cash acquired	—	—	(1)	(13)	—	(14)
Proceeds on sale of investments and businesses and assets	—	(55)	3	13	—	(39)

Net cash from (used in) investing activities	585	(66)	(15)	(4)	—	500

Cash flows from (used in) financing activities
Dividends paid on preferred shares	—	(10)	—	—	10	—
Dividends paid by subsidiaries to minority interests	—	—	—	—	(10)	(10)
Increase in notes payable	—	—	—	10	—	10
Decrease in notes payable	—	—	—	(12)	—	(12)
Proceeds from issuance of long-term debt	1,150	—	—	—	—	1,150
Repayments of long-term debt	—	—	—	—	—	—
Debt issuance cost	(22)	—	—	—	—	(22)
Decrease in capital leases payable	—	(1)	(2)	(2)	—	(5)
Issuance of common shares	7	—	—	—	—	7

Net cash from (used in) financing activities	1,135	(11)	(2)	(4)	—	1,118

Effect of foreign exchange rate changes on cash and cash equivalents	—	2	—	4	—	6

Net increase (decrease) in cash and cash equivalents	3	721	177	162	—	1,063
Cash and cash equivalents at beginning of period	1	626	1,145	1,720	—	3,492

Cash and cash equivalents at end of period	$4	$1,347	$1,322	$1,882	$—	$4,555

Supplemental Condensed Consolidating Statements of Cash Flows for the three months ended March 31, 2006 (unaudited):

	Nortel	Nortel		Non-
	Networks	Networks	Guarantor	Guarantor
(millions of U.S. dollars)	Corporation	Limited	Subsidiary	Subsidiaries	Eliminations	Total

Cash flows from (used in) operating activities
Net earnings (loss)	$(171)	$(113)	$37	$(49)	$125	$(171)
Adjustment to reconcile to net earnings (loss)	134	1,164	(1,184)	8	(125)	(3)

Net cash from (used in) operating activities	(37)	1,051	(1,147)	(41)	—	(174)

Cash flows from (used in) investing activities
Expenditures for plant and equipment	—	(24)	(40)	(35)	—	(99)
Proceeds on disposals of plant and equipment	—	87	—	—	—	87
Change in restricted cash and cash equivalents	—	7	(3)	(1)	—	3
Acquisitions of investments and businesses — net of cash acquired	—	—	(100)	(21)	—	(121)
Proceeds on sale of investments and businesses and assets	—	11	2	17	—	30

Net cash from (used in) investing activities	—	81	(141)	(40)	—	(100)

Cash flows from (used in) financing activities
Dividends paid on preferred shares	—	(18)	—	—	18	—
Dividends paid by subsidiaries to minority interests	—	—	—	—	(18)	(18)
Increase in notes payable	—	—	—	4	—	4
Decrease in notes payable	—	—	—	(3)	—	(3)
Increase in loan payable	—	—	1,300	—	—	1,300
Repayments of long-term debt	—	(1,275)	—	—	—	(1,275)
Debt issuance cost	—	—	—	—	—	—
Decrease in capital leases payable	—	(2)	(2)	(1)	—	(5)
Issuance of common shares	1	—	—	—	—	1

Net cash from (used in) financing activities	1	(1,295)	1,298	—	—	4

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—	14	—	14

Net increase (decrease) in cash and cash equivalents	(36)	(163)	10	(67)	—	(256)
Cash and cash equivalents at beginning of period	71	245	1,201	1,434	—	2,951

Cash and cash equivalents at end of period	$35	$82	$1,211	$1,367	$—	$2,695